EXHIBIT 99.2

Scripps Networks Interactive, Inc.

Index to Consolidated and Combined Financial Statement Schedules

Valuation and Qualifying Accounts	S-2

S-1

Valuation and Qualifying Accounts

for the Years Ended December 31, 2008, 2007 and 2006

Schedule II

Column A	Column B	Column C	Column D	Column E	Column F

(in thousands)	Balance Beginning of Period	Additions Charged to Revenues, Costs, Expenses	Deductions Amounts Charged Off-Net	Increase (Decrease) Recorded Acquisitions (Divestitures)	Balance End of Period
Classification
Allowance for Doubtful Accounts Receivable Year Ended December 31:
2008	$3,945	$1,825	$756		$5,014
2007	10,444	2,075	8,574		3,945
2006	13,887	889	4,332		10,444

S-2